United States

Securities And Exchange Commission

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2023 ( May 26, 2023)

MILLER INDUSTRIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Tennessee	001-14124	62-1566286
(State or Other Jurisdiction of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8503 Hilltop Drive, Ooltewah, Tennessee

37363

(Address of Principal Executive Offices)

(Zip Code)

(423) 238-4171

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	MLR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(b)       On Friday, May 26, 2023, Miller Industries, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) in Dalton, Georgia. As of the record date, April 4, 2023, there were 11,416,716 shares of common stock entitled to vote at the Annual Meeting. There were present at the Annual Meeting, in person or by proxy, holders of 10,395,514 shares representing 90.86% of the common stock entitled to vote at the Annual Meeting.

The matters considered and voted on by the Company’s shareholders at the Annual Meeting, the votes cast for, withheld or against, and the number of abstentions and broker non-votes with respect to each matter voted upon, as applicable, are set forth below:

1.       The shareholders elected each of the following ten directors to hold office until the annual meeting of shareholders in 2023, or until their successors are duly elected and qualified, with the vote on the matter being reflected as follows:

Nominees	For	Withheld	Non-Votes
Theodore H. Ashford III	9,084,066	477,368	834,080
A. Russell Chandler III	8,924,116	637,318	834,080
Peter Jackson	9,197,889	363,545	834,080
William G. Miller	9,035,037	526,397	834,080
William G. Miller II	9,393,798	167,636	834,080
Javier Reyes	9,455,040	106,394	834,080
Richard H. Roberts	8,929,044	632,390	834,080
Jill Sutton	9,502,732	58,702	834,080
Susan Sweeney	9,498,312	63,122	834,080
Leigh Walton	8,572,051	989,383	834,080

2.       The shareholders voted to approve the Miller Industries, Inc. 2023 Non-Employee Director Stock Plan, with the vote on the matter being reflected as follows:

For	Against	Abstain
9,348,357	198,471	14,606

3.       The shareholders voted on a non-binding advisory basis, to approve the compensation of the Company’s named executive officers, with the vote on the matter being reflected as follows:

For	Against	Abstain
9,035,110	407,207	119,117

4.       The shareholders voted on a non-binding, advisory basis, to approve one year as the frequency for future advisory votes on executive compensation, with the vote on the matter being reflected as follows:

One Year	Two Years	Three Years	Abstain
8,650,446	5,594	791,282	114,112

5.       The shareholders voted for the ratification of the appointment of Elliot Davis, LLC as the Company’s independent registered public accounting firm for the Company’s current fiscal year ending December 30, 2023, with the vote on the matter being reflected as follows:

For	Against	Abstain
9,994,889	391,456	9,169

(d)       As recommended by the Board of Directors of the Company, more shares voted in favor of a one-year frequency for future shareholder advisory votes on executive compensation than for either of the other alternatives. In accordance with Item 5.07(d) of Form 8-K, the Company now reports that, after considering the outcome of this advisory vote, the Board of Directors has determined that the Company will hold the advisory (non-binding) vote on executive compensation once every year until the next required advisory vote on frequency, which will be no later than the Company’s annual meeting of shareholders occurring six years from the date of the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Miller Industries, Inc.
(Registrant)

	By:	/s/ Frank Madonia
Frank Madonia
Executive Vice President, General Counsel and Secretary
Dated: May 31, 2023